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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC (Company), a Delaware limited liability company, acting in its capacity as general partner of TEPPCO Partners, L.P. and TE Products Pipeline Company, Limited Partnership, does hereby appoint CHARLES H. LEONARD, JAMES C. RUTH AND WILLIAM L. THACKER, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advise and consent of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations, and requirements thereof, to sign his name as a director and/or officer of the Company to the Form 10-K Report for TEPPCO Partners, L.P. and for TE Products Pipeline Company, Limited Partnership, each for the year ended December 31, 2000, and to any instrument or document filed as a part of, or in accordance with, each said Form 10-K or amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed there presents this 9th day of March, 2001.


      /s/ WILLIAM L. THACKER                           /s/ JIM W. MOGG
-----------------------------------          -----------------------------------
William L. Thacker                           Jim W. Mogg

        /s/ MILTON CARROLL                           /s/ FRED J. FOWLER
-----------------------------------          -----------------------------------
Milton Carroll                               Fred J. Fowler

         /s/ CARL D. CLAY                             /s/ MARK A. BORER
-----------------------------------          -----------------------------------
Carl D. Clay                                 Mark A. Borer

      /s/ JOHN P. DESBARRES                       /s/ WILLIAM W. SLAUGHTER
-----------------------------------          -----------------------------------
John P. DesBarres                            William W. Slaughter

         /s/ DERRILL CODY                          /s/ CHARLES H. LEONARD
-----------------------------------          -----------------------------------
Derrill Cody                                 Charles H. Leonard
                                             Senior Vice President, Chief
                                             Financial Officer, and Treasurer